Exhibit 10.30

DOMINION FIELD SERVICES, INC.
Dominion	Natural Gas Purchase Confirmation
New
DFS K #2007-00-0002

This Confirmation is a “Firm” obligation, consistent with the General Terms and Conditions set forth in the Master Gas Contract Between Buyer and Seller which are incorporated herein by reference (Contract #DFS-NAMIRES01).

BUYER:	Dominion Field Services

SELLER:	Nami Resources Company, LLC

1. Primary Term:		January 1, 2007 through December 31, 2007

2. Quantity:		1,300 Dth per day

	a.	Unless otherwise stated, if purchase is of metered gas, the above quantity is approximate. If the purchase is from a pool, quantity is firm.

3. Pipeline:		TCO (Columbia Gas) – PL

4. Delivery Point(s):		IPP Pool to Pool Transfer from Pool # 49505

5. Price:		100% inside FERC Gas Market Report (Columbia Gas Transmission Corp. Appalachia) per Dth.

	a.	Seller is responsible for any fees and shrinkage pursuant to Articles 3.4 and 4.1(c) of the Master Gas Contract.

6. Price Lock-In:

Nami Resources Company, LLC has the right to lock-in a price up to 12:00 p.m. E.T. the last business day before expiration of NYMEX Natural Gas Futures Contract for the applicable period(s) using a NYMEX component then offered by Buyer, plus or minus the basis then being offered by Buyer. If no lock-in, the price automatically defaults to the price stated above. The provisions of the Master Gas Contract under Article 4.1(b) apply to each lock-in price.

7. Notes:		Payment Made via ACH Transfer.

If this description is contrary to our verbal agreement, please notify buyer by the close of the 5th Business Day following receipt. Your failure to notify Buyer of any such contrary understanding by such time constitutes your confirmation of the transaction as described above.

SELLER		BUYER
Nami Resources Company, LLC		Dominion Field Services, Inc.
333 West Vine		2539 Washington Road
Suite 300		Suite 1010
Lexington, KY 40507		Upper St. Clair, PA 15241
(859) 381-1427		(412) 854-5010
(859) 254-8639 (Fax)		(412) 854-5056 (Fax)

By:	/s/ Majeed S. Nami	By:	Joseph C. Vanzant
CEO and President		Title:	Vice President, Gas Supply
Tax ID or SSN:	61-1351468	Date:	12/28/04